THIRD AMENDMENT TO CREDIT AND SECURITY AGREEMENT


                 This Amendment, dated as of November 22, 2000, is made by and between OPEN SEA CORPORATION, d/b/a NEBO PRODUCTS, a Utah corporation (the "Borrower" ), and WELLS FARGO BUSINESS CREDIT, INC., a Minnesota corporation (the "Lender").

                                    Recitals

                 The Borrower and the Lender have entered into a Credit and Security Agreement dated as of June 1, 2000, as previously amended (the "Credit Agreement"). Capitalized terms used in these recitals have the meanings given to them in the Credit Agreement unless otherwise specified

                 The Borrower has requested that certain amendments be made to the Credit Agreement, which the Lender is willing to make pursuant to the terms and conditions set forth herein.

                 NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

                 1. Defined Terms. Capitalized terms used in this Amendment which are defined in the Credit Agreement shall have the same meanings as defined therein, unless otherwise defined herein. In addition, Section 1.1 of the Credit Agreement is amended by adding or amending, as the case may be, the following definitions:

         "Maximum Line" means $1,250,000, unless said amount is reduced pursuant to Section 2.10, in which event it means the amount to which said amount is reduced.

                 2. Subsection (b) of Section 2.6 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "(b) Minimum Interest Charge. Notwithstanding the interest payable pursuant to Section 2.6(a), the Borrower shall pay to the Lender interest of not less than (i) during the month of January, February, March and August of each year, $7,000 per calendar month and
         (ii) at all other times, $9,000 per calendar month (the "Minimum Interest Charge") during the Term of this Agreement, and the Borrower shall pay any deficiency between the Minimum Interest Charge and the amount of interest otherwise calculated under Sections 2.6(a) and 2.6(c) on the date and in the manner provided in Section 2.8."

                 3. No Other Change . Except as explicitly amended by this Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect and shall apply to any advance or letter of credit thereunder.

                 4. Amendment Fee. The Borrower agrees to pay to the Lender, as of the date hereof, a fully earned, non-refundable fee in the amount of $2,500 in consideration for the Lender's execution of this Amendment.

                 5. Conditions Precedent. This Amendment shall be effective when the Lender shall have received an executed original hereof, together with the following, each in substance and form acceptable to the Lender in its sole discretion:

                  (a) The replacement note substantially in the form of Exhibit A hereto, duly executed on behalf of the Borrower (the "Replacement Note").

                  (b) The Acknowledgment and Agreement of Guarantors set forth at the end of this Amendment, duly executed by the Guarantors.

                  (c) Payment of the fee described in Paragraph 4.

                 (d) Such other matters as the Lender may require.

                 6. Representations and Warranties. The Borrower hereby represents and warrants to the Lender as follows:

                 (a) The Borrower has all requisite power and authority to execute this Amendment and to perform all of its obligations hereunder, and this Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

                 (b) The execution, delivery and performance by the Borrower of this Amendment has been duly authorized by all necessary corporate action and does not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected.

                 (c) All of the representations and warranties contained in Article N./ of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

                  7. References. All references in the Credit Agreement to "this Agreement" shall be deemed to refer to the (credit as amended hereby; and any and all references in the Security Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

                  8. No Waiver. The execution of this Amendment and acceptance of the Replacement Note and any documents related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement, or breach, default or event of default under any Security Document or other document held by the Lender, whether or not known to the Lender and whether or not existing on the date of this Amendment.

                  9. Release. The Borrower, and each Guarantor by signing the Acknowledgments and Agreements of Guarantors set forth below, each hereby absolutely and unconditionally release and forever discharge the Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower or such Guarantor have had, now have or have claimed to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

                  10. Costs and Expenses. The Borrower hereby reaffirms its agreement under the Credit Agreement to pay or reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with the Credit Agreement, the Security Documents and all other documents contemplated thereby, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, the Borrower specifically agrees to pay all fees and disbursements of counsel to the Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. The Borrower hereby agrees that the Lender may, at any time or from time to time in its sole discretion and without further authorization by the Borrower, make a loan to the Borrower under the Credit Agreement, or apply the proceeds of any loan, for the purpose of paying, any such fees, disbursements, costs and expenses.

                  11. Miscellaneous. This Amendment and the Acknowledgments and Agreements of Guarantors may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

WELLS FARGO BUSINESS CREDIT. INC.      OPEN SEA CORPORATION, d/b/a NEBO PRODUCTS

By:   /s/ Tor M. Hylbom                By:  /s/ Scott Holmes
   ----------------------------------     --------------------------------------
   Tor M. Hylbom                          Scott Holmes
   Its Commercial Banking Officer         Its Chief Executive Officer

                   ACKNOWLEDGMENT AND AGREEMENT OF GUARANTORS

                 Each of the undersigned, each a guarantor of the indebtedness of Open Sea Corporation, d/b/a NEBO Products (the "Borrower") to Wells Fargo Business Credit, Inc. (the "Lender") pursuant to a separate Guaranty each dated as of June 1, 2000 (each, a "Guaranty"), hereby (i) acknowledges receipt of the foregoing Amendment; (ii) consents to the terms (including without limitation the release set forth in Paragraph 9 of the Amendment) and execution thereof;
(iii) reaffimns his obligations to the Lender pursuant to the terms of his Guaranty; and (iv) acknowledges that the Lender may amend, restate, extend, renew or otherwise modify the Credit Agreement and any indebtedness or agreement of the Borrower, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under his Guaranty for all of the Borrower's present and future indebtedness to the Lender.




                                                    ----------------------------
                                                    KC. Holmes

                                                     /s/ Scott Holmes
                                                    ----------------------------
                                                    Holmes


                                                    ----------------------------
                                                    Lance Heaton